Exhibit 10.4.1

FIRST AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT

FIRST AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT (this “First Amendment”), dated as of November 14, 2017, among PIPELINE CYNERGY HOLDINGS, LLC, a Delaware limited liability company (“PCH”), PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, a Delaware limited liability company (“Priority Institutional”), PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, a Georgia limited liability company (“PPSH” or the “Borrower Representative”, and, together with PCH and Priority Institutional, the “Borrowers, and each individually, a “Borrower”), PRIORITY HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), as a Guarantor, the other Guarantors party hereto, each of the Lenders party hereto and SUNTRUST BANK, as administrative agent under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”). All capitalized terms used herein (including in this preamble) and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

PRELIMINARY STATEMENTS

WHEREAS, the Borrowers have entered into that certain Credit and Guaranty Agreement, dated as of January 3, 2017, among the Borrowers, Holdings, the other Guarantors party thereto from time to time, the lenders party thereto from time to time (collectively, the “Lenders” and each individually, a “Lender”), SunTrust Bank, as Administrative Agent, an Issuing Bank, Swing Line Lender and Collateral Agent (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, pursuant to Section 10.05(a) of the Credit Agreement, the parties hereto have agreed, subject to the satisfaction of the conditions precedent to effectiveness set forth in Section 5 hereof, to amend certain terms of the Credit Agreement as hereinafter provided;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed that:

SECTION 1.           RULES OF CONSTRUCTION. The rules of construction specified in Section 1.03 of the Credit Agreement shall apply to this First Amendment, including the terms defined in the preamble and recitals hereto.

SECTION 2.           AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction (or waiver in writing by each Requisite Lender and the Administrative Agent) of the conditions set forth in Section 5 hereof, in accordance with Section 10.05 of the Credit Agreement, the Credit Agreement is hereby amended as follows:

(a)     Section 1.01 of the Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:

“First Amendment” means that First Amendment to the Credit and Guaranty Agreement, dated as of November 14, 2017, among the Borrowers, Holdings, the other Guarantors party thereto, each Lender party thereto and the Administrative Agent.

“First Amendment Effective Date” has the meaning specified in the First Amendment.

(b)    Section 6.01(z) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(z)   other Indebtedness incurred by any Borrower or any Restricted Subsidiary in an aggregate principal amount not to exceed $5,000,000 at any one time outstanding.”

(c)     Section 6.02(r) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(r)    Liens securing Indebtedness incurred by any Borrower or any Restricted Subsidiary in connection with a virtual credit card program established by such Borrower or Restricted Subsidiary with any bank, financial institution or other lender that provides such program; provided that (x) such Liens do not secure Indebtedness in excess of $5,000,000 in the aggregate for all such Liens at any time and (y) such Liens do not encumber assets of Holdings or any of its Restricted Subsidiaries, the fair market value (as reasonably determined by the Borrower Representative in good faith, on the initial date such assets are pledged and without giving effect to any earnings, dividends or other distributions or appreciation of such assets) of which exceeds the amount of Indebtedness and other obligations secured by such assets;”

SECTION 3.             REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this First Amendment. On and after the effectiveness of this First Amendment, this First Amendment shall for all purposes constitute a “Credit Document” under and as defined in the Credit Agreement and the other Credit Documents.

SECTION 4.             REPRESENTATIONS & WARRANTIES; ACKNOWLEDGMENTS. In order to induce each Requisite Lender and the Administrative Agent to enter into this First Amendment, each Credit Party hereby:

(a)	represents and warrants to each Requisite Lender and the Administrative Agent on and as of the First Amendment Effective Date, that:

(i)	each Credit Party party hereto has all requisite power and authority to execute, deliver and perform its obligations under this First Amendment and the Credit Agreement (as amended by the First Amendment), in each case, to which it is a party and to carry out the transactions contemplated thereby;

(ii)	the execution, delivery and performance of this First Amendment has been duly authorized by all necessary action on the part of each Credit Party that is a party thereto;

(iii)	this First Amendment has been duly executed and delivered by each Credit Party that is a party thereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

(iv)	each of the representations and warranties set forth in the Credit Agreement and in the other Credit Documents is true and correct in all material respects on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, however, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

(b)	acknowledges and agrees for the benefit of each Lender and the Administrative Agent on and as of the First Amendment Effective Date, that:

(i)	no right of offset, recoupment, defense, counterclaim, claim, cause of action or objection exists in favor of such Credit Party against the Administrative Agent or Lender arising out of or with respect to (x) the Obligations, this First Amendment or the other Credit Documents, (y) any other documents now or heretofore evidencing, securing or in any way relating to the foregoing, or (z) the administration or funding of the Loans; and

(ii)	(x) the Administrative Agent’s and the Lender’s agreement to make the amendments contained herein does not and shall not create (nor shall any Credit Party rely upon the existence of or claim or assert that there exists) any obligation of the Administrative Agent or any Lender to consider or agree to any further waiver, consent or amendment with respect to any Credit Document, and (y) in the event that the Administrative Agent or any Lender subsequently agrees to consider any further waiver, consent or amendment with respect to any Credit Document, neither this First Amendment nor any other conduct of the Administrative Agent or any Lender shall be of any force and effect on the Administrative Agent’s or any Lender’s consideration or decision with respect thereto.

SECTION 5.       CONDITIONS PRECEDENT. This First Amendment shall become effective as of the first date (the “First Amendment Effective Date”) when each of the conditions set forth in this Section 5 shall have been satisfied:

(i)          The Administrative Agent shall have received a duly authorized, executed and delivered counterpart of the signature page to this First Amendment (whether the same or different counterparts) from each Credit Party named on the signature pages hereto, the Administrative Agent and the Requisite Lenders.

(ii)         The Administrative Agent shall have received a certificate of the Borrower Representative, dated as of the First Amendment Effective Date, executed by a Senior Officer of the Borrower Representative certifying that the conditions set forth in this Section 5 have been satisfied.

(iii)        The Administrative Agent shall have received a copy of the amendment to the Subordinated Credit Agreement (the “Subordinated Credit Agreement Amendment”), in form and substance reasonably satisfactory to the Administrative Agent.

(iv)        The effectiveness of the Subordinated Credit Agreement Amendment shall have occurred or shall occur concurrently with the First Amendment Effective Date.

(v)         Both immediately before and after giving effect to this First Amendment, (a) no Default or Event of Default shall have occurred or be continuing or result therefrom and (b) the representations and warranties contained in Section 4 of this First Amendment shall be true and correct.

(vi)        Contemporaneous with the First Amendment Effective Date, all fees and other amounts due and payable to them on or prior to the First Amendment Effective Date, and to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket fees and expenses (including the reasonable and documented legal fees and expenses of White & Case LLP, counsel to Administrative Agent) required to be reimbursed or paid by the Borrowers under this First Amendment and the Credit Agreement; provided that an invoice for all such fees shall be received by the Borrower Representative at least one (1) Business Day prior to the First Amendment Effective Date.

SECTION 6.         REAFFIRMATION.

(a)        To induce the Lenders party hereto and Administrative Agent to enter into this First Amendment, each of the Credit Parties hereby acknowledges and reaffirms its obligations under each Credit Document to which it is a party, including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein, in each case, as amended, restated, supplemented or otherwise modified prior to or as of the date hereof (collectively, the “Reaffirmed Documents”). Each Borrower acknowledges and agrees that each of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect, that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this First Amendment.

(b)        In furtherance of the foregoing Section 6(a), each Credit Party, in its capacity as a Guarantor under any Guaranty to which it is a party (in such capacity, each a “Reaffirming Loan Guarantor”), reaffirms its guarantee of the Guaranteed Obligations under the terms and conditions of such Guaranty and agrees that such Guaranty remains in full force and effect to the extent set forth in such Guaranty and after giving effect to this First Amendment. Each Reaffirming Loan Guarantor hereby confirms that it consents to the terms of this First Amendment and the Credit Agreement. Each Reaffirming Loan Guarantor hereby (i) confirms that each Credit Document to which it is a party or is otherwise bound will continue to guarantee to the fullest extent possible in accordance with the Credit Documents, the payment and performance of the Guaranteed Obligations, including, without limitation, the payment and performance of all such applicable Guaranteed Obligations that are joint and several obligations of each Guarantor now or hereafter existing; (ii) acknowledges and agrees that its Guaranty and each of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this First Amendment; and (iii) acknowledges, agrees and warrants for the benefit of the Administrative Agent, the Collateral Agent and each Secured Party that there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, that would enable such Reaffirming Loan Guarantor to avoid or delay timely performance of its obligations under the Credit Documents.

(c)        In furtherance of the foregoing Section 6(a), each of the Credit Parties that is party to any Collateral Document, in its capacity as a Grantor (as defined in such Collateral Document) under such Collateral Document (in such capacity, each a “Reaffirming Grantor”), hereby acknowledges that it has reviewed and consents to the terms and conditions of this First Amendment and the transactions contemplated hereby. In addition, each Reaffirming Grantor reaffirms the security interests granted by such Reaffirming Grantor under the terms and conditions of the Security Agreement and each other Credit Document (in each case, to the extent a party thereto) to secure the Obligations and agrees that such security interests remain in full force and effect. Each Reaffirming Grantor hereby (i) confirms that each Collateral Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure, to the fullest extent possible in accordance with the Collateral Documents, the payment and performance of the Obligations, as the case may be, including, without limitation, the payment and performance of all such applicable Obligations that are joint and several obligations of each Guarantor and Grantor now or hereafter existing, (ii) confirms its respective grant to the Collateral Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Grantor’s right, title and interest in, to and under all Collateral, in each case, whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to this First Amendment), subject to the terms contained in the applicable Credit Documents, and (iii) confirms its respective pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Collateral Documents to which it is a party.

(d)       Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this First Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to this First Amendment and (ii) nothing in the Credit Agreement, this First Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendment, consent or waiver of the terms of the Credit Agreement.

SECTION 7.         MISCELLANEOUS PROVISIONS.

(a)        Ratification. This First Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Credit Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith.

(b)        Governing Law; Submission to Jurisdiction, Etc. This First Amendment shall be governed by, and construed in accordance with, the law of the State of New York. Sections 10.15 and 10.16 of the Credit Agreement are incorporated by reference herein as if such Sections appeared herein, mutatis mutandis.

(c)        Severability. Section 10.11 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

(d)        Counterparts; Headings. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier, .pdf or other electronic imaging means of an executed counterpart of a signature page to this First Amendment shall be effective as delivery of an original executed counterpart of this First Amendment. The Administrative Agent may also require that signatures delivered by telecopier, .pdf or other electronic imaging means be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of this First Amendment or signature delivered by telecopier, .pdf or other electronic imaging means. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this First Amendment.

(e)        Costs and Expenses. The Borrowers hereby agree to pay and reimburse the Administrative Agent and the Lead Arranger for their respective reasonable and documented out-of-pocket expenses in connection with the negotiation, preparation, syndication and execution and delivery of this First Amendment, including without limitation, the reasonable fees, charges and disbursements of one counsel for the Administrative Agent and the Lead Arranger, all in accordance with Section 10.02 of the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this First Amendment as of the date first above written.

PIPELINE CYNERGY HOLDINGS, LLC, as a Borrower

By:	/s/ John V. Priore
Name:	John V. Priore
Title:	CEO

PRIORITY INSTITUTIONAL PARTNER SERVICES LLC, as a Borrower

By:	/s/ John V. Priore
Name:	John V. Priore
Title:	CEO

PRIORITY PAYMENT SYSTEMS HOLDINGS LLC, as a Borrower

By:	/s/ John V. Priore
Name:	John V. Priore
Title:	CEO

PRIORITY HOLDINGS, LLC, as a Holdings and a Guarantor

By:	/s/ John V. Priore
Name:	John V. Priore
Title:	CEO

PRIORITY PAYMENT SYSTEMS LLC, as a Guarantor

By:	/s/ John V. Priore
Name:	John V. Priore
Title:	CEO

[Signature Page to Priority Payments Amendment to the Credit and Guaranty Agreement]

FINCOR SYSTEMS LLC, as a Guarantor

By:	/s/ John V. Priore
Name:	John V. Priore
Title:	CEO

PIPELINE CYNERGY INC., as a Guarantor

By:	/s/ John V. Priore
Name:	John V. Priore
Title:	CEO

CYNERGY HOLDINGS, LLC, as a Guarantor

By:	/s/ John V. Priore
Name:	John V. Priore
Title:	CEO

CYNERGY DATA, LLC, as a Guarantor

By:	/s/ John V. Priore
Name:	John V. Priore
Title:	CEO

PRIORITY PAYMENT EXPRESS SYSTEMS LLC, as a Guarantor

By:	/s/ John V. Priore
Name:	John V. Priore
Title:	CEO

[Signature Page to Priority Payments Amendment to the Credit and Guaranty Agreement]

SUNTRUST BANK, as the Administrative Agent and a Lender

By:	/s/ David Bennett
Name: David Bennett
Title: Director

[Signature Page to Priority Payments Amendment to the Credit and Guaranty Agreement]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

DBDB Funding LLC as a Lender

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

[Signature Page to Priority Payments Amendment to the Credit and Guaranty Agreement]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

FDF I Limited as a Lender
By:	FDF I CM LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

[Signature Page to Priority Payments Amendment to the Credit and Guaranty Agreement]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

FDF II Limited as a Lender
By:	FDF II CM LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

[Signature Page to Priority Payments Amendment to the Credit and Guaranty Agreement]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Fortress Credit BSL II Limited as a Lender
By:	FC BSL II CM LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

[Signature Page to Priority Payments Amendment to the Credit and Guaranty Agreement]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Fortress Credit BSL III Limited as a Lender
BY:	FC BSL III CM LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

[Signature Page to Priority Payments Amendment to the Credit and Guaranty Agreement]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Fortress Credit Opportunities III CLO LP as a Lender
By:	FCO III CLO GP LLC, it’s General Partner

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

[Signature Page to Priority Payments Amendment to the Credit and Guaranty Agreement]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Fortress Credit Opportunities V CLO Limited as a Lender
BY:	FCO V CLO CM LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

[Signature Page to Priority Payments Amendment to the Credit and Guaranty Agreement]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Fortress Credit Opportunities VII CLO Limited as a Lender
By:	FCO VII CLO CM LLC, its collateral manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

[Signature Page to Priority Payments Amendment to the Credit and Guaranty Agreement]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Hildene CLO I Ltd as a Lender
By:	CF H-BSL MANAGEMENT LLC, its Collateral Manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

[Signature Page to Priority Payments Amendment to the Credit and Guaranty Agreement]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Hildene CLO II Ltd as a Lender
By:	CF H-BSL MANAGEMENT LLC, its Collateral Manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

[Signature Page to Priority Payments Amendment to the Credit and Guaranty Agreement]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Hildene CLO III Ltd as a Lender
By:	CF H-BSL MANAGEMENT LLC, its Collateral Manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

[Signature Page to Priority Payments Amendment to the Credit and Guaranty Agreement]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

HILDENE CLO IV, Ltd as a Lender
By:	CF H-BSL MANAGEMENT LLC, its Collateral Manager

By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss
Title: Chief Financial Officer

[Signature Page to Priority Payments Amendment to the Credit and Guaranty Agreement]

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG, INTER ALIOS, PIPELINE CYNERGY HOLDINGS, LLC, AS A BORROWER, PRIORITY INSTITUTIONAL PARTNER SERVICES, LLC, AS A BORROWER, PRIORITY PAYMENT SYSTEM HOLDINGS LLC, AS A BORROWER, PRIORITY HOLDINGS LLC, AS HOLDINGS AND A GUARANTOR, EACH OTHER GUARANTOR PARTY THERETO, EACH LENDER PARTY THERETO AND SUNTRUST BANK, AS ADMINISTRATIVE AGENT

Lenders:

ABPCI Direct Lending Fund CLO I Ltd.
By:	AB Private Credit Investors, LLC, its Collateral Manager

By:	/s/ Kevin Alexander
Name: Kevin Alexander
Title: Managing Director

ABPCI Direct Lending Fund CLO II Ltd.
By:	AB Private Credit Investors, LLC, its Collateral Manager

By:	/s/ Kevin Alexander
Name: Kevin Alexander
Title: Managing Director

ABPCI Direct Lending Funding III LLC
By:	AB Private Credit Investors, LLC, its Collateral Manager

By:	/s/ Kevin Alexander
Name: Kevin Alexander
Title: Managing Director

ABPCI Direct Lending Funding V LLC
By:	AB Private Credit Investors, LLC, its Collateral Manager

By:	/s/ Kevin Alexander
Name: Kevin Alexander
Title: Managing Director

Addington Square Funding I, L.P.
By:	Addington Square Funding I, G.P., its general partner

By:	/s/ Sean Flynn
Name: Sean Flynn
Title: Director

Addington Square Funding II, L.P.
By:	Addington Square Funding II, G.P., its general partner

By:	/s/ Sean Flynn
Name: Sean Flynn
Title: Director

AXA Equitable Life Insurance Company

By:	/s/ Kevin Alexander
Name: Kevin Alexander
Title: Investment Officer